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                                                               EXHIBIT 23.1


                    Consent of Independent Auditors

We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated March 6, 2003, in Amendment No. 1 to the Registration Statement (Form S-1 Registration
No. 333-108104) and related Prospectus of NitroMed, Inc.

                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
September 30, 2003